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                                                                      CLOSED END
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The Austria Fund

Annual Report
August 31, 2001

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                          ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
October 24, 2001

Dear Shareholder:

This report contains investment results and market commentary for The Austria Fund (the "Fund") for the annual reporting period ended August 31, 2001.

Investment Objective and Policies

This closed-end fund seeks long-term capital appreciation through investment primarily in the equity securities of Austrian companies.

Investment Results

The following table provides performance for the Fund and its benchmark, the Austrian Traded Index 50 (ATX 50), for the three-, six- and 12-month periods ended August 31, 2001.

INVESTMENT RESULTS*
Periods Ended August 31, 2001

                                                    ----------------------------
                                                           Total Returns
                                                    ----------------------------
                                                      3          6         12
                                                    Months     Months    Months
--------------------------------------------------------------------------------

The Austria Fund (NAV)                              -1.48%    -14.18%   -33.91%
--------------------------------------------------------------------------------
Austrian Traded Index 50 (ATX 50)                    7.50%     -1.45%     3.68%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) as of August 31, 2001. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Austrian Traded Index 50 (ATX 50) is a capitalization-weighted index of 50 Austrian stocks listed on the Vienna Stock Exchange. The index reflects no fees or expenses. The index's returns are expressed in U.S. dollars. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including The Austria Fund.

      Additional investment results appear on pages 4-6.

The Fund underperformed its benchmark, the Austrian Traded Index 50, for the three-, six- and 12-month periods ended August 31, 2001. The Fund's underperformance is primarily a result of its emphasis on companies with relatively high price-to-earnings (P/E) multiples and earnings growth, which have underperformed in the face of the deteriorating macroeconomic fundamentals. The economic slowdown has been further affected by the recent shift in the political environment.

Economic Review

Following the tragic events of September 11 in the U.S., stock markets around the world have become concerned over the possibility of a sustained global recession based upon a collapse in consumer confidence. While there The Austria Fund o is little likelihood of any good news on the macroeconomic front in the short-term, we have become encouraged by the world's central banks' responses to the crisis. The coordinated cuts in interest rates subsequent to September 11 suggest that the authorities take the risk of global recession very seriously. We believe that recent


--------------------------------------------------------------------------------
                                                            THE AUSTRIA FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

increases in global money supplies suggest that the reliquification process is well under way and that the liquidity now being created will find its way into the world's stock markets.

Economic Outlook

In this context, we now anticipate an improvement in economic conditions around the middle of 2002 and that the Austrian stock market will begin to reflect those recovery prospects well ahead of the announced figures. We have, however, cut our anticipated gross domestic product (GDP) growth forecasts for both 2001 and 2002. However, the inflationary background remains benign, and despite the relative outperformance of the Austrian market during 2001, we believe further progress is more than probable.

However, our major concern is that over the long-term, the recent decline in the cost of money could have inflationary implications. We do not expect to see any signs of this problem over the near-term, or at least until asset prices begin to rise again.

The relative performance of the Austrian stock market has been driven by the markets bias towards "value" companies. Investors have moved significantly towards companies with lower valuations as the prospects for long-term growth have apparently declined. It has been clear that, subsequent to the U.S. terrorist attacks, corporations displaying potential long-term relative growth prospects have begun to lead the market in an upwards direction.

The Austrian equity market remains relatively moribund. New initial public offerings (IPOs) are non-existent and recent merger and acquisition activity has meant that the total market capitalization of the country has continued to decline. It is unlikely that this downward spiral will be arrested until markets begin to recover or the Austrian government embarks on a further round of privatization. It is unfortunate at this time that the Austrian stock market is being widely ignored by global investors who consider the lack of liquidity and the degree of government interference a disincentive to invest.

Portfolio Strategy

The Fund's portfolio remains focused upon those companies in the technology, telecommunications and media sectors which should benefit most from a recovery in worldwide growth. Although it is too early to assess the depth or duration of the current slowdown, we continue to believe that valuations in this area offer the greatest opportunities for investors.

Liquidation of the Fund

As European economic integration proceeds, it will become increasingly difficult for the Fund to deliver diversified, distinctively Austrian, equity exposure to its shareholders. Therefore, on July 25, 2001, the Fund's Board of


--------------------------------------------------------------------------------
2 o THE AUSTRIA FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Directors unanimously approved the liquidation and dissolution of the Fund subject to shareholder approval. The Plan of Liquidation and Dissolution was approved by the Fund's shareholders on October 24, 2001. Liquidation will occur during the next several months, during which time shareholders can expect to receive two or more liquidating distributions.

Thank you for your continued interest and investment in The Austria Fund.

Sincerely,


/s/ Dave H. Williams

Dave H. Williams
Chairman and President


/s/ Mark H. Breedon

Mark H. Breedon
Vice President

Dave H. Williams        [PHOTO]

Mark H. Breedon         [PHOTO]

Portfolio Manager, Mark H. Breedon, has over 24 years of investment experience.


--------------------------------------------------------------------------------
                                                            THE AUSTRIA FUND o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

THE AUSTRIA FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
8/31/91 TO 8/31/01

The Austria Fund (NAV): $11,197
Benchmarks: $7,762

[The following table was depicted as a mountain chart in the printed material.]

                   The Austria Fund       Benchmarks
-----------------------------------------------------
     8/31/91           $10,000             $10,000
     8/31/92           $ 8,289             $ 8,088
     8/31/93           $ 8,991             $ 8,944
     8/31/94           $10,402             $10,090
     8/31/95           $ 9,450             $ 9,727
     8/31/96           $10,613             $ 9,339
     8/31/97           $12,030             $ 9,558
     8/31/98           $13,327             $ 9,491
     8/31/99           $14,873             $ 9,031
     8/31/00           $16,943             $ 7,487
     8/31/01           $11,197             $ 7,762


This chart illustrates the total value of an assumed $10,000 investment in The Austria Fund at net asset value (NAV) (from 8/31/91 to 8/31/01) as compared to the performance of appropriate benchmarks. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged ATX 50 is a capitalization-weighted index of 50 Austrian stocks listed on the Vienna Stock Exchange. The index's returns are expressed in U.S. dollars. The unmanaged Credit Aktien Index is a capitalization-weighted index comprised of 30 domestic companies listed on the Vienna Stock Exchange.

When comparing The Austria Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Austria Fund.

* For the period 8/31/91 through 8/31/98, the Fund's benchmark is represented by the Credit Aktien Index. In 1998, the Fund's benchmark changed to The Austrian Traded Index (ATX50). Subsequently, from 8/31/98 through 8/31/01, the Fund's benchmark is represented by the ATX 50.


--------------------------------------------------------------------------------
4 o THE AUSTRIA FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

THE AUSTRIA FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 8/31

                              [BAR CHART OMITTED]

               The Austria Fund (NAV)--Yearly Periods Ended 8/31
--------------------------------------------------------------------------------
                         The Austria Fund (NAV)          Benchmarks*
--------------------------------------------------------------------------------
      8/31/92                    -17.11%                   -19.12%
      8/31/93                      8.47%                    10.58%
      8/31/94                     15.69%                    12.82%
      8/31/95                     -9.15%                    -3.60%
      8/31/96                     12.31%                    -3.99%
      8/31/97                     13.35%                     2.35%
      8/31/98                     10.78%                    -0.71%
      8/31/99                     11.60%                    -4.84%
      8/31/00                     13.91%                   -17.10%
      8/31/01                    -33.91%                     3.68%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged ATX 50 is a capitalization-weighted index of 50 Austrian stocks listed on the Vienna Stock Exchange. The unmanaged Credit Aktien Index is a capitalization-weighted index comprised of 30 domestic companies listed on the Vienna Stock Exchange. The indices reflect no fees or expenses. The indices returns are expressed in U.S. dollars. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Austria Fund.

* For the period 8/31/92 through 8/31/98, the Fund's benchmark is represented by the Credit Aktien Index. In 1998, the Fund's benchmark changed to the Austrian Traded Index 50 (ATX 50). Subsequently, from 8/31/98 through 8/31/01, the Fund's benchmark is represented by the ATX 50.


--------------------------------------------------------------------------------
                                                            THE AUSTRIA FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
August 31, 2001

INCEPTION DATE          PORTFOLIO STATISTICS
9/28/89                 Net Assets ($mil): $46.9

SECTOR BREAKDOWN

  21.2% Technology
  17.6% Consumer Services           [PIE CHART OMITTED]
  14.6% Utilities
  11.7% Financial Services
   8.5% Capital Goods
   6.9% Consumer Staples
   6.7% Energy
   5.4% Consumer Manufacturing

   7.4% Short-Term

All data as of August 31, 2001. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
6 o THE AUSTRIA FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
August 31, 2001

                                                                      Percent of
Company                                                U.S. $ Value   Net Assets
--------------------------------------------------------------------------------
Erste Bank Der Oesterreichischen Sparkassen AG          $ 5,212,484        11.1%
--------------------------------------------------------------------------------
Schoeller-Bleckmann Oilfield Equipment AG                 3,798,366         8.1
--------------------------------------------------------------------------------
Telekom Austria AG                                        3,767,243         8.0
--------------------------------------------------------------------------------
Flughafen Wien AG                                         3,198,248         6.8
--------------------------------------------------------------------------------
Austria Tabakwerke AG                                     3,073,223         6.6
--------------------------------------------------------------------------------
OMV AG                                                    2,995,684         6.4
--------------------------------------------------------------------------------
Do & Co Restaurants & Catering AG                         2,553,447         5.4
--------------------------------------------------------------------------------
EVN AG                                                    2,240,309         4.8
--------------------------------------------------------------------------------
Head NV                                                   2,130,902         4.5
--------------------------------------------------------------------------------
Gericom AG                                                1,872,831         4.0
--------------------------------------------------------------------------------
                                                        $30,842,737        65.7%


--------------------------------------------------------------------------------
                                                            THE AUSTRIA FUND o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
August 31, 2001

Company                                                   Shares    U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-88.2%

Technology-20.2%
Communication Equipment-0.4%
Scotty Tele-Transport Corp. AG(a)(b) ............         10,171     $   198,051
                                                                     -----------

Computer Services-4.0%
Gericom AG ......................................         90,000       1,872,831
                                                                     -----------

Computer Software-4.5%
Fabasoft AG(a) ..................................        263,468         407,003
Feratel Media Technologies(a) ...................         40,000         484,882
Jo Wood(a) ......................................         95,476       1,214,627
                                                                     -----------
                                                                       2,106,512
                                                                     -----------
Internet-1.5%
BETandWIN.com Interactive
   Entertainment AG(a) ..........................        129,672         465,440
Update.com(a) ...................................         80,000          88,689
Webfreetv.Com Multimedia(a) .....................         26,000          36,621
Yline Internet Business Services AG(a) ..........         73,600         117,040
Zy.Com(a)(b)(c) .................................         39,000               0
                                                                     -----------
                                                                         707,790
                                                                     -----------
Semi-conductor Components-3.7%
SEZ Holdings AG (Switzerland)(d) ................         35,000       1,730,389
                                                                     -----------

Miscellaneous-6.1%
Austria Technologie & Systemtechnik AG ..........         50,000         502,511
EMTS Technologie AG(a)(d) .......................         35,000       1,656,979
Smart Fibres(a)(b)(c) ...........................         48,600         688,641
                                                                     -----------
                                                                       2,848,131
                                                                     -----------
                                                                       9,463,704
                                                                     -----------
Consumer Services-16.8%
Restaurants & Lodging-5.4%
Do & Co Restaurants & Catering AG ...............        100,000       2,553,447
                                                                     -----------

Miscellaneous-11.4%
Flughafen Wien AG ...............................         95,980       3,198,248
Head NV (Netherlands) ...........................        500,000       2,130,902
                                                                     -----------
                                                                       5,329,150
                                                                     -----------
                                                                       7,882,597
                                                                     -----------
Utilities-13.9%
Electric & Gas-4.8%
EVN AG ..........................................         60,000       2,240,309
                                                                     -----------


--------------------------------------------------------------------------------
8 o THE AUSTRIA FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                      Shares or
                                                      Principal
                                                         Amount
Company                                                   (000)     U.S. $ Value
--------------------------------------------------------------------------------

Telephone-9.1%
Cybertron Telekom AG(a) .........................        283,430     $   517,681
Telekom Austria AG(a) ...........................        575,000       3,767,243
                                                                     -----------
                                                                       4,284,924
                                                                     -----------
                                                                       6,525,233
                                                                     -----------
Financial Services-11.1%
Banking-11.1%
Erste Bank Der Oesterreichischen
   Sparkassen AG ................................         98,105       5,212,484
                                                                     -----------

Capital Goods-8.1%
Machinery-8.1%
Schoeller-Bleckmann Oilfield Equipment AG .......        400,000       3,798,366
                                                                     -----------

Consumer Staples-6.6%
Tobacco-6.6%
Austria Tabakwerke AG ...........................         40,000       3,073,223
                                                                     -----------

Energy-6.4%
Oil-6.4%
OMV AG ..........................................         30,810       2,995,684
                                                                     -----------

Consumer Manufacturing-5.1%
Auto & Related-1.6%
Pankl Racing Systems AG(a) ......................         19,082         759,484
                                                                     -----------

Building & Related-3.5%
Weinerberger Baustoffindustrie AG ...............        100,000       1,647,473
                                                                     -----------
                                                                       2,406,957
                                                                     -----------
Total Common Stocks
   (cost $52,290,168) ...........................                     41,358,248
                                                                     -----------

SHORT-TERM INVESTMENT-7.0%
Time Deposit-7.0%
BNP Paribas
   3.63%, 9/04/01
   (cost $3,300,000) ............................     $    3,300       3,300,000
                                                                     -----------

Total Investments-95.2%
   (cost $55,590,168) ...........................                     44,658,248
Other assets less liabilities-4.8% ..............                      2,266,095
                                                                     -----------
Net Assets-100%..................................                    $46,924,343
                                                                     ===========


--------------------------------------------------------------------------------
                                                            THE AUSTRIA FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

(a)   Non-income producing security.
(b)   Illiquid security, valued at fair value (see Note A).
(c)   British Pound denominated security.
(d)   Swiss Franc denominated security.

See notes to financial statements.


--------------------------------------------------------------------------------
10 o THE AUSTRIA FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
August 31, 2001

Assets
Investments in securities, at value (cost $55,590,168) ........    $ 44,658,248
Cash ..........................................................          89,773
Foreign cash, at value (cost $2,433,130) ......................       2,529,842
Foreign taxes receivable ......................................         103,748
Interest receivable ...........................................             332
                                                                   ------------
Total assets ..................................................      47,381,943
                                                                   ------------
Liabilities
Management fee payable ........................................          45,702
Accrued expenses ..............................................         411,898
                                                                   ------------
Total liabilities .............................................         457,600
                                                                   ------------
Net Assets ....................................................    $ 46,924,343
                                                                   ============
Composition of Net Assets
Capital stock, at par .........................................    $     64,069
Additional paid-in capital ....................................      59,412,470
Accumulated net realized loss on investments
   and foreign currency transactions ..........................      (1,720,545)
Net unrealized depreciation of investments
   and foreign currency denominated assets and liabilities ....     (10,831,651)
                                                                   ------------
                                                                   $ 46,924,343
                                                                   ============
Net Asset Value Per Share
   (based on 6,406,912 shares outstanding) ....................           $7.32
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 11

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended August 31, 2001

Investment Income
Dividends--unaffiliated issuers (net of
   foreign taxes withheld of $134,970) ......     $    764,830
Interest ....................................          153,711     $    918,541
                                                  ------------

Expenses
Management fee ..............................          547,352
Sub-advisory fee ............................           81,399
Audit and legal .............................          453,380
Custodian ...................................          161,122
Directors' fees and expenses ................          156,826
Printing ....................................           59,965
Registration fee ............................           31,279
Transfer agency .............................           22,307
Miscellaneous ...............................           22,496
                                                  ------------
Total expenses ..............................                         1,536,126
                                                                   ------------
Net investment loss .........................                          (617,585)
                                                                   ------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Transactions
Net realized loss on investment
   transactions--unaffiliated issuers .......                        (2,738,074)
Net realized gain on investment
   transactions--affiliated issuers .........                         1,168,401
Net realized gain on foreign
   currency transactions ....................                            32,001
Net change in unrealized
   appreciation/depreciation of:
   Investments ..............................                       (23,761,743)
   Foreign currency denominated assets
     and liabilities ........................                           108,456
                                                                   ------------
Net loss on investments and foreign
   currency transactions ....................                       (25,190,959)
                                                                   ------------
Net Decrease in Net Assets from
   Operations ...............................                      $(25,808,544)
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
12 o THE AUSTRIA FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                    Year Ended      Year Ended
                                                    August 31,      August 31,
                                                       2001            2000
                                                   ============    ============
Increase (Decrease) in Net Assets
from Operations
Net investment loss ............................   $   (617,585)   $ (1,944,453)
Net realized gain (loss) on investments
   and foreign currency transactions ...........     (1,537,672)      5,182,467
Net change in unrealized
   appreciation / depreciation
   of investments and foreign
   currency denominated
   assets and liabilities ......................    (23,653,287)      7,327,649
                                                   ------------    ------------
Net increase (decrease) in net assets
   from operations .............................    (25,808,544)     10,565,663
Distributions to Shareholders from:
Tax return of capital ..........................             -0-     (4,936,756)
Net realized gain on investments and
   foreign currency transactions ...............             -0-     (5,701,178)
Distributions in excess of net realized gain
   on investments and foreign currency
   transactions ................................     (1,045,816)             -0-
                                                   ------------    ------------
Total decrease .................................    (26,854,360)        (72,271)
Capital Stock Transactions
Net decrease ...................................     (2,567,551)    (13,606,471)
                                                   ------------    ------------
Total decrease .................................    (29,421,911)    (13,678,742)
Net Assets
Beginning of period ............................     76,346,254      90,024,996
                                                   ------------    ------------
End of period ..................................   $ 46,924,343    $ 76,346,254
                                                   ============    ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 13

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
August 31, 2001

NOTE A

Significant Accounting Policies

The Austria Fund, Inc. (the "Fund") was incorporated in the State of Maryland on December 5, 1988 as a non-diversified, closed-end management investment company. On October 24, 2001, the shareholders of the Fund approved the Plan of Liquidation and Dissolution (the "Plan") of the Fund (see Note F). The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America and are substantially similar to those prepared using the liquidation basis of accounting.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are The Austria Fund o similar to those of the United States over-the-counter market) or on the Nasdaq Stock Market, Inc. are generally valued at the last reported sales price, or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, (but excluding securities traded on the Nasdaq Stock Market Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains and losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, gains or losses arising


--------------------------------------------------------------------------------
14 o THE AUSTRIA FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

from the closing of forward exchange currency contracts and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year.

The exchange rate for the Euro Dollar at August 31, 2001 was EUR 1.10 to U.S. $1.00.

3. Taxes

It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for U.S. income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed on the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized and unrealized gains and losses from investment and currency transactions are calculated on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations which may differ from those determined in accordance with accounting principles generally accepted in the United States of America. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to foreign currency transactions, distributions in excess of net realized gain on investments and foreign currency transactions and a net operating loss, resulted in a decrease in accumulated net investment loss and a corresponding decrease in accumulated net realized loss on investment and foreign currency transactions and additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of an Investment Management and Administration Agree-


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

ment, the Fund pays Alliance Capital Management L.P. (the "Investment Manager") a fee, calculated weekly and paid monthly, at an annual rate of 1% of the Fund's average weekly net assets up to $50 million and .90 of 1% of the Fund's average weekly net assets in excess of $50 million.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. ("AGIS"),formerly Alliance Fund Services, Inc., an affiliate of the Investment Manager, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AGIS $1,148 during the year ended August 31, 2001.

Under the Fund's former Sub-Advisory Agreement, which was terminated effective May 11, 2001, the Fund paid BAI Fondsberatung Ges.m.b.H. (the "Sub-Adviser") a fee, calculated weekly and paid monthly, at an annual rate of .20 of 1% of the Fund's average weekly net assets.

Brokerage commissions paid on investment transactions for the year ended August 31, 2001 amounted to $96,701. Direct brokerage commission payments to Bank Austria and Creditanstalt Investment Bank Vienna, affiliates of the former Sub-Adviser, for the period September 1, 2000 through May 10, 2001, were $0 and $5,130, respectively.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $20,099,776 and $31,131,202 respectively, for the year ended August 31, 2001. There were no purchases or sales of U.S. government or government agency obligations for the year ended August 31, 2001.

At August 31, 2001, the cost of investments for federal income tax purposes was $56,079,258. Accordingly, gross unrealized appreciation of investments was $4,413,639 and gross unrealized depreciation of investments was $15,834,649 resulting in net unrealized depreciation of $11,421,010 (excluding foreign currency transactions).

Currency and capital losses incurred after October 31, within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund incurred and elected to defer post October capital losses of $1,130,911 for the year ended August 31, 2001. To the extent they are so used, future capital gains will not be distributed to shareholders until they exceed available capital loss carryovers.

At August 31, 2001, the Fund had a capital loss carryforward of $100,544, all of which will expire in 2009.

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss aris-


--------------------------------------------------------------------------------
16 o THE AUSTRIA FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

ing from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign The Austria Fund o currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Fund's custodian will place and maintain liquid assets in a segregated account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into.

At August 31, 2001, the Fund had no outstanding forward exchange currency contracts.

NOTE D

Capital Stock

There are 100,000,000 shares of $.01 par value common stock authorized. At August 31, 2001, 6,406,912 shares were outstanding. On December 15, 2000, the Fund resumed its share repurchase program. For the year ended August 31, 2001, 336,200 shares were repurchased at a cost of $2,567,551 representing 4.99% of the 6,743,112 shares outstanding at August 31, 2000. This cost includes $20,172 in commissions paid to Paine Webber Group, Inc. The average discount of market price to net asset value of shares repurchased over the period December 15, 2000 to August 31, 2001 was 1.58%.

NOTE E

Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

Investment in the Fund's shares requires consideration of certain factors that are not typically associated with investments in U.S. equity securities such as currency fluctuations, potential price volatility, lower liquidity and concentration of the Austrian equities market and limitations on the concentration of investment in the equity of securities of companies in certain industry sectors. The possibility of political and economic instability of government supervision and regulation of market may further affect the Fund's investments.

NOTE F

Plan of Liquidation and Dissolution

At the meeting of the Fund's shareholders held on October 24, 2001 (the "Effective Date"), the shareholders approved The Plan of Liquidation and Dissolution (the "Plan") which provides for the complete liquidation of all of the assets of the Fund, the payment of all known obligations including the expenses of the liquidation and the re-


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

ceipt by the shareholders of two or more distributions equal to their pro rata portion of the net assets of the Fund. The Plan also provides that on the Effective Date, the Fund will cease its business as an investment company and will not engage in any business activities except for the purpose of winding up its business and affairs, and distributing its remaining assets to shareholders in accordance with the Plan. Liquidation is expected to occur during the several ensuing months.


--------------------------------------------------------------------------------
18 o THE AUSTRIA FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                         Year Ended August 31,
                                  ----------------------------------------------------------------
                                     2001          2000          1999           1998         1997
                                  ----------------------------------------------------------------
Net asset value,
  beginning of period .........   $ 11.32       $ 11.33       $ 12.29       $  12.54     $  11.22
                                  ----------------------------------------------------------------
Income From
  Investment Operations
Net investment income
  (loss) ......................      (.09)(a)      (.26)(a)      (.10)(a)         -0-         .01
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................     (3.76)         1.45           .73           1.13         1.44
                                  ----------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................     (3.85)         1.19           .63           1.13         1.45
                                  ----------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........        -0-           -0-           -0-            -0-        (.01)
Distributions in excess of
  net investment income .......        -0-           -0-           -0-         (1.02)        (.12)
Tax return of capital .........        -0-         (.65)           -0-            -0-          -0-
Distributions from net realized
  gain on investments and
  foreign currency
  transactions ................        -0-         (.75)        (2.01)          (.36)          -0-
Distributions in excess of
  net realized gain on
  investments and foreign
  currency transactions .......      (.16)           -0-           -0-            -0-          -0-
                                  ----------------------------------------------------------------
Total dividends and
  distributions ...............      (.16)        (1.40)        (2.01)         (1.38)        (.13)
                                  ----------------------------------------------------------------
Capital Share Transactions
Anti-dilutive effect of share
  repurchase program ..........       .01           .20           .42             -0-          -0-
                                  ----------------------------------------------------------------
Net asset value, end of period    $  7.32       $ 11.32       $ 11.33       $  12.29     $  12.54
                                  ================================================================
Market value, end of period ...   $  6.90       $ 10.94       $  9.00       $   9.00     $   9.56
                                  ================================================================
Total Return(b)
Total investment return
  based on:
    Market value ..............    (35.53)%       38.57%        21.06%          6.38%       14.10%
    Net asset value ...........    (33.91)%       13.91%        11.60%         10.78%       13.35%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $46,924       $76,346       $90,025       $143,824     $146,743
Ratio of expenses to
  average net assets ..........      2.77%         2.47%         2.20%          1.68%        1.71%
Ratio of net investment
  income (loss) to average
  net assets ..................     (1.12)%       (1.79)%        (.87)%         (.03)%        .07%
Portfolio turnover rate .......        39%           30%           24%            42%          19%

See footnote summary on page 20.


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 19

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.


--------------------------------------------------------------------------------
20 o THE AUSTRIA FUND

                                               ---------------------------------
                                               REPORT OF INDEPENDENT ACCOUNTANTS
                                               ---------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Austria Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Austria Fund, Inc. (the "Fund") at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

As described in Note F, on October 24, 2001, the shareholders of the Fund approved the Plan of Liquidation and Dissolution of the Fund.

PricewaterhouseCoopers LLP
New York, New York
October 5, 2001, except for Note F which is as of October 24, 2001.

TAX INFORMATION (UNAUDITED)

In order to meet certain requirements of the Internal Revenue Code we are advising you that $1,045,816 of the capital gain distributions paid by the Austria Fund during the fiscal year ended August 31, 2001, are subject to maximum tax rates of 20%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2002.


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 21

----------------------
ADDITIONAL INFORMATION
----------------------

ADDITIONAL INFORMATION
(UNAUDITED)

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

A shareholder who has elected to participate in the Plan may withdraw from the plan at any time. There will be no penalty for withdrawal from the Plan and shareholders who have previously withdrawn from the Plan may rejoin at any time. Changes in elections must be in writing and should include the shareholder's name and address as they appear on the share certificate. An election to withdraw from the plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will only be effective for a distribution declared and having a record date of at least ten days after the date on which the election is received.

Commencing not more than five business days before the dividend payment date, purchases of the Fund's shares may be made by the agent, on behalf of the participants in the Plan, from time to time to satisfy dividend reinvestments under the Plan. Such purchases by the Agent on or before the dividend payment date may be made on the New York Stock Exchange (the "Exchange") or elsewhere at any time when the price plus estimated commissions of the Fund's Common Stock on the Exchange is lower than the Fund's most recently calculated net asset value per share.

If the Agent determines on the dividend payment date that the shares purchased as of such date are insufficient to satisfy the dividend reinvestment requirements, the Agent, on behalf of the participants in the Plan, will obtain the necessary additional shares as follows. To the extent that outstanding shares are not available at cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, will accept payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of the Fund on the dividend payment date. Such shares will be issued at a per share price equal to the higher of (1) the net asset value per share on payment date, or (2) 95% of the closing market price per share on the payment date. If the closing sale or offer price, plus estimated commissions, of the Common Stock on the Exchange on the payment date is less than the Fund's net asset value per share on such day, then the Agent will purchase additional outstanding shares on the Exchange elsewhere. If before the Agent has completed such purchases, the market price plus commissions exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of


--------------------------------------------------------------------------------
22 o THE AUSTRIA FUND

                                                          ----------------------
                                                          ADDITIONAL INFORMATION
                                                          ----------------------

fewer shares than if the shares had been issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

Shareholders participating in the plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at a discount of up to 5% from the current market value. However, if the market price plus the commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. There may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

In the case of foreign participants whose dividends are subject to United States income tax withThe Austria Fund o holding and in the case of any participants subject to a 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Agent by the participants. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, PO Box 366, Boston, Massachusetts 02101.


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 23

----------------------
ADDITIONAL INFORMATION
----------------------

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Mark H. Breedon, the Vice President of the Fund.


--------------------------------------------------------------------------------
24 o THE AUSTRIA FUND

                                                          ----------------------
                                                          ADDITIONAL INFORMATION
                                                          ----------------------

SUPPLEMENTAL PROXY INFORMATION
(unaudited)

The Annual Meeting of Shareholders of The Austria Fund, Inc. was held on April 26, 2001. A description of each proposal and number of shares voted at the meeting are as follows:

                                                                       Authority
                                                       Voted For        Withheld
================================================================================
1. Election of Directors:
    Class One (term expires in 2003)

   Dave H. Williams                                    2,977,151       2,757,908
   William H.M. deGelsey                               2,970,468       2,764,591
   Peter Nowak                                         5,495,924         239,135
   Hellmut Longin                                      2,975,206       2,759,852
   Reinhard Ortner                                     5,491,206         243,852

                                                                                Broker
                                      Voted For   Voted Against     Abstain    Non-Vote
=======================================================================================
2. To ratify the selection of
   PricewaterhouseCoopers LLP
   as the Fund's independent
   auditors for the Fund's
   fiscal year ending
   August 31, 2001                    5,273,815         345,112     116,113

3. Approval of the new sub-advisory
   agreement between the Fund
   and BAI Fondsberatung              5,493,069          89,991     151,998

4. Approval of repeal of a
   provision of the Fund's Bylaws
   prescribing qualifications for
   nominees as directors                980,841       3,464,967     141,881   1,147,370


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 25

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

Consumer Price Index (CPI)

An index that measures the cost of living. The CPI is published by the U.S. Bureau of Labor Statistics.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

price-to-earnings (P/E)

What an investor pays for a company's earnings per share of outstanding stock.


--------------------------------------------------------------------------------
26 o THE AUSTRIA FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $465 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 36 of the FORTUNE 100 companies and public retirement funds in 41 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 642 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/01.


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 27

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

Dave H. Williams, Chairman and President
Gary A. Bentz
Ralph W. Bradshaw
John D. Carifa
William A. Clark
William H. M. de Gelsey
Thomas G. Lachs(1)
Dipl. Ing. Hellmut Longin(1)
Dipl. Ing. Peter Mitterbauer(1)
Peter Nowak(1)
Ronald G. Olin
Mag. Reinhard Ortner(1)
Andras Simor(1)
Dr. Reba W. Williams
Dr. Stefan K. Zapotocky

OFFICERS

Norman S. Bergel, Vice President
Mark H. Breedon, Vice President
Russell Brody, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of Americas
New York, NY 10036

Dividend Paying Agent, Transfer Agent and Registrar

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

(1)   Member of the Audit Committee

      The financial information included is taken from the records of the Fund without audit by independent accountants who do not express an opinion thereon.

      Notice is hereby given in accordance with Section 23 (c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

      This report, including the financial statements herein, is transmitted to the shareholders of The Austria Fund for their information. This is not a prospectus, circular or representation intended for use in the purchases of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
28 o THE AUSTRIA FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS


Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 29

------------------------------
SUMMARY OF GENERAL INFORMATION
------------------------------

SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation AustriaFd. The daily net asset value of the Fund's shares are available from the Fund's Transfer Agent by calling (800) 219-4218. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Analytical Services and Morningstar, Inc. The Fund's NYSE trading symbol is "OST" Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds".

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.


--------------------------------------------------------------------------------
30 o THE AUSTRIA FUND

NOTES


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 31

NOTES


--------------------------------------------------------------------------------
32 o THE AUSTRIA FUND

The Austria Fund

1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

AUSAR801